POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold by the Company from time to time pursuant to the Enron Oil & Gas Company 1993 Nonemployee Directors' Stock Option Plan, as amended, the undersigned officer or director of the Company hereby constitutes and appoints Walter C. Wilson, Barry Hunsaker, Jr., and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8
relating  to  such  Common  Stock  to  be  filed  with   the
Securities  and  Exchange  Commission,  together  with   all
amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto set his hand this 21st day of July, 1997.


                     /s/ Fred C.Ackman
                     _________________________
                         Fred C. Ackman

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold by the Company from time to time pursuant to the Enron Oil & Gas Company 1993 Nonemployee Directors' Stock Option Plan, as amended, the undersigned officer or director of the Company hereby constitutes and appoints Walter C. Wilson, Barry Hunsaker, Jr., and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8
relating  to  such  Common  Stock  to  be  filed  with   the
Securities  and  Exchange  Commission,  together  with   all
amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto set his hand this 21st day of July, 1997.


                  /s/ Kenneth L. Lay
                 __________________________
                      Kenneth L. Lay

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold by the Company from time to time pursuant to the Enron Oil & Gas Company 1993 Nonemployee Directors' Stock Option Plan, as amended, the undersigned officer or director of the Company hereby constitutes and appoints Walter C. Wilson, Barry Hunsaker, Jr., and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8
relating  to  such  Common  Stock  to  be  filed  with   the
Securities  and  Exchange  Commission,  together  with   all
amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto set his hand this 21st day of July, 1997.


                     /s/ Edward Randall, III
                     _______________________
                         Edward Randall, III

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of Common Stock, $.01 par value, of the Company, to be offered and sold by the Company from time to time pursuant to the Enron Oil & Gas Company 1993 Nonemployee Directors' Stock Option Plan, as amended, the undersigned officer or director of the Company hereby constitutes and appoints Walter C. Wilson, Barry Hunsaker, Jr., and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8
relating  to  such  Common  Stock  to  be  filed  with   the
Securities  and  Exchange  Commission,  together  with   all
amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto set his hand this 21st day of July, 1997.


                     /s/ Edmund P. Segner, III
                       _______________________
                         Edmund P. Segner, III